Exhibit 10.2

            SECURITY AGREEMENT

This SECURITY AGREEMENT, dated as of December 9, 2009 (this “Agreement”) made by RIVAL TECHNOLOGIES, INC., a Nevada corporation (the “Debtor”) and EPSOM INVESTMENT SERVICES NV, a Nevis corporation (the “Secured Party”).

WHEREAS, on even date herewith, the Debtor, as the “Maker”) has executed and delivered to the Secured Party, as the “Payee,” that certain Senior Secured Convertible Note in the original principal amount of $659,441.62 (the “Note”); and

WHEREAS, the Note is in renewal and extension of those certain promissory notes executed by the Debtor in favor of the Secured Party in the amount of $500,000 on August 1, 2007 and $100,000 on June 30, 2009, respectively; and

WHEREAS, all capitalized terms used herein shall have the same meanings ascribed to those terms as defined in the Note, unless the context provides otherwise; and

WHEREAS, it is a condition precedent to the Secured Party providing the financing as described in the Note, the Debtor shall have executed and delivered to the Secured Party this Agreement providing for the grant to the Secured Party of a security interest in certain personal property of the Debtor to secure all of the Debtor’s obligations under the Note;

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Secured Party to perform under the Note, the Debtor agrees with the Secured Party, as follows:

1.

Definitions.

Reference is hereby made to the Note for a statement of the terms thereof.  All terms used in this Agreement and the recitals hereto which are defined in the Note or in Articles 8 or 9 of the Uniform Commercial Code as in effect from time to time in the State of Nevada (the “Code”), and which are not otherwise defined herein shall have the same meanings herein as set forth therein; provided, that terms used herein which are defined in the Code as in effect in the State of Nevada on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as the Secured Party may otherwise determine.

The following terms shall have the respective meanings provided for in the Code: “Accounts,” “Cash Proceeds,” “Chattel Paper,” “Commercial Tort Claim,” “Commodity Account,” “Commodity Contracts,” “Deposit Account,” “Documents,” “Equipment,” “Fixtures,” “General Intangibles,” “Goods,” “Instruments,” “Inventory,” “Investment Property,” “Letter-of-Credit Rights,” “Noncash Proceeds,” “Payment Intangibles,” “Proceeds,” “Promissory Note,” “Security,” “Record,” “Security Account,” “Software,” and “Supporting Obligations.”

As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

“Copyright Licenses” means all licenses, contracts or other agreements, whether written or oral, naming the Debtor as licensee or licensor and providing for the grant of any right to use or sell any works covered by any copyright (including, without limitation, all Copyright Licenses set forth in Schedule II hereto).

“Copyrights” means all domestic and foreign copyrights, whether registered or not, including, without limitation, all copyright rights throughout the universe (whether now or hereafter arising) in any and all media (whether now or hereafter developed), in and to all original works of authorship fixed in any tangible medium of expression, acquired or used by the Debtor (including, without limitation, all copyrights described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United

States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

“Event of Default” shall have the meaning set forth in the Note.

“Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code (Chapter 11 of Title 11 of the United States Code) or under any other bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, or extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

“Intellectual Property” means the Copyrights, Trademarks and Patents.

“Licenses” means the Copyright Licenses, the Trademark Licenses and the Patent Licenses.

“Lien” means any mortgage, deed of trust, pledge, lien (statutory or otherwise), security interest, charge or other encumbrance or security or preferential arrangement of any nature, including, without limitation, any conditional sale or title retention arrangement, any capitalized lease and any assignment, deposit arrangement or financing lease intended as, or having the effect of, security.

“Patent Licenses” means all licenses, contracts or other agreements, whether written or oral, naming the Debtor as licensee or licensor and providing for the grant of any right to manufacture, use or sell any invention covered by any Patent (including, without limitation, all Patent Licenses set forth in Schedule II hereto).

“Patents” means all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how, formulae, rights of publicity and other general intangibles of like nature, now existing or hereafter acquired (including, without limitation, all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how and formulae described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office, or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

“Trademark Licenses” means all licenses, contracts or other agreements, whether written or oral, naming the Debtor as licensor or licensee and providing for the grant of any right concerning any Trademark, together with any goodwill connected with and symbolized by any such trademark licenses, contracts or agreements and the right to prepare for sale or lease and sell or lease any and all Inventory now or hereafter owned by the Debtor and now or hereafter covered by such licenses (including, without limitation, all Trademark Licenses described in Schedule II hereto).

“Trademarks” means all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a’s, Internet domain names, trade styles, designs, logos and other source or business identifiers and all general intangibles of like nature, now or hereafter owned, adopted, acquired or used by the Debtor, including, without limitation, those described in Schedule II hereto, all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof), and all reissues, extensions or renewals thereof, together with all goodwill of the business symbolized by such marks and all customer lists, formulae and other Records of the Debtor relating to the distribution of products and services in connection with which any of such marks are used.

2.

Grant of Security Interest.  As collateral security for all of the “Obligations” (as defined in Paragraph 3 hereof), the Debtor, subject to the Permitted Liens, hereby pledges and assigns to the Secured Party, and grants to the Secured Party a continuing security interest in, all personal property of the Debtor, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind and description, tangible or intangible (collectively, the “Collateral”), including, without limitation, the following:

(a)

All Accounts;

(b)

All Chattel Paper (whether tangible or electronic);

(c)

The Commercial Tort Claims specified on Schedule VI hereto;

(d)

All Deposit Accounts, all cash and other property from time to time deposited therein and the monies and property in the possession or under the control of the Secured Party or any affiliate, representative, agent or correspondent of the Secured Party;

(e)

All Documents;

(f)

All Equipment;

(g)

All Fixtures;

(h)

All General Intangibles (including, without limitation, all Payment Intangibles);

(i)

All Goods

(j)

All Instruments (including, without limitation, Promissory Note and each certificated Security);

(k)

All Inventory;

(l)

All Investment Property;

(m)

All Copyrights, Patents and Trademarks, and all Licenses;

(n)

All Letter-of-Credit Rights;

(o)

All Supporting Obligations;

(p)

All other tangible and intangible personal property of the Debtor (whether or not subject to the Code), including, without limitation, all bank and other accounts and all cash and all investments therein, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of the Debtor described in the preceding clauses of this Paragraph 2 (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by the Debtor in respect of any of the items listed above), and all books, correspondence, files and other Records, including, without limitation, all tapes, desks, cards, Software, data and computer programs in the possession or under the control of the Debtor or any other Person from time to time acting for the Debtor, in each case, to the extent of the Debtor’s rights therein, that at any time evidence or contain information relating to any of the property described in the preceding clauses of this Paragraph 2 or are otherwise necessary or helpful in the collection or realization thereof; and

(q)

All Proceeds, including all Cash Proceeds and Noncash Proceeds, and products of any and all of the foregoing Collateral;

in each case howsoever the Debtor’s interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

3.

Security for Obligations.  The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (collectively, the “Obligations”):

(a)

The payment by the Debtor, as and when due and payable (by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing by it in respect of the Note, including, without limitation, (i) all principal of and interest on the Note (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding of the Debtor, whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such Insolvency Proceeding), and (ii) all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due hereunder or the Note; and

(b)

For so long as the Note is outstanding, the due performance and observance by the Debtor of all of its other obligations from time to time existing in respect of the Note, including without limitation, with respect to any conversion or redemption rights of the Secured Party under the Note.

4.

Representations and Warranties.  The Debtor represents and warrants as of the date of this Agreement as follows:

(a)

Schedule 4 attached hereto sets forth (i) the exact legal name of the Debtor, and (ii) the state of incorporation, organization or formation and the organizational identification number of the Debtor in such state.

(b)

There is no pending or, to its knowledge, written notice threatening any action, suit, proceeding or claim affecting the Debtor before any governmental authority or any arbitrator, or any order, judgment or award issued by any governmental authority or arbitrator, in each case, that may adversely affect the grant by the Debtor, or the perfection, of the security interest purported to be created hereby in the Collateral, or the exercise by the Secured Party of any of its rights or remedies hereunder.

(c)

Except as disclosed on Schedule 4(c) attached hereto, all federal, state and local tax returns and other reports required by applicable law to be filed by the Debtor have been filed, or extensions have been obtained, and all taxes, assessments and other governmental charges imposed upon the Debtor or any property of the Debtor (including, without limitation, all federal income and social security taxes on employees’ wages) and which have become due and payable on or prior to the date hereof have been paid, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof in accordance with generally accepted accounting principles consistently applied (“GAAP”).

(d)

All Equipment, Fixtures, Goods and Inventory of the Debtor now existing are, and all Equipment, Fixtures, Goods and Inventory of the Debtor hereafter existing will be, located and/or based at the addresses specified therefor in Schedule 4(d) attached hereto, except that the Debtor will give the Secured Party written notice of any change in the location of any such Collateral within 20 days of such change, other than to locations set forth on Schedule 4(d) attached hereto (or a new Schedule 4(d) delivered by the Debtor to the Secured Party from time to time) and with respect to which the Secured Party has filed financing statements and otherwise fully perfected its Liens thereon or will take such actions pursuant to Paragraph 5(n).  The Debtor’s chief place of business and chief executive office, the place where the Debtor keeps its Records concerning Accounts and all originals of all Chattel Paper are located at the addresses specified therefor in Schedule 4(d) attached hereto.  None of the Accounts is evidenced by Promissory Note or other Instruments.  Set forth in Schedule 4(d) attached hereto is a complete and accurate list, as of the date of this Agreement, of (i) each Promissory Note, Security and other Instrument owned by the Debtor, and (ii) each Deposit Account, Securities Account and Commodities Account of the Debtor, together with the name and address of each institution at which each such account is maintained, the account number for each such account and a description of the purpose of each such account.  Set forth in Schedule 1 hereto is a complete and correct list of each trade name used by the Debtor and the name of, and each trade name used by, each person from which the Debtor has acquired any substantial part of the Collateral.

(e)

The Debtor has delivered to the Secured Party complete and correct copies of each License described in Schedule 1 attached hereto, including all schedules and exhibits thereto, which represents all of the Licenses existing on the date of this Agreement.  Each such License sets forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other agreements, arrangements or understandings, written or oral, relating to the matters covered thereby or the rights of the Debtor or any of its affiliates in respect thereof.  Each material License now existing is, and any material License entered into in the future will be, the legal, valid and binding obligation of the parties thereto, enforceable against such parties in accordance with its terms.  No default under any material License by any such party has occurred, nor does any defense, offset, deduction or counterclaim exist thereunder in favor of any such party.

(f)

The Debtor owns and controls, or otherwise possesses adequate rights to use, all Trademarks, Patents and Copyrights, which are the only trademarks, patents, copyrights, inventions, trade secrets, proprietary information and technology, know-how, formulae, rights of publicity necessary to conduct its business in substantially the same manner as conducted as of the date hereof.   Schedule 1 attached hereto sets forth a true and complete list of all registered copyrights, issued Patents, Trademarks, and Licenses annually owned or used by the Debtor as of the date hereof.  To the best knowledge of the Debtor, all such Intellectual Property of the Debtor is subsisting and in full force and effect, has not been adjudged invalid or unenforceable, is valid and enforceable and has not been abandoned in whole or in part.  Except as set forth in Schedule 1 attached hereto, no such Intellectual Property is the subject of any licensing or franchising agreement.  The Debtor has no knowledge of any conflict with the rights of others to any such Intellectual Property and, to the best knowledge of the Debtor, the Debtor is not now infringing or in conflict with any such rights of others in any material respect, and to the best knowledge of the Debtor, no other Person is now infringing or in conflict in any material respect with any such properties, assets and rights owned or used by the Debtor.  The Debtor has not received any notice that it is violating or has violated the trademarks, patents, copyrights, inventions, trade secrets, proprietary information and technology, know-how, formulae, rights of publicity or other intellectual property rights of any third party.

(g)

The Debtor is and will be at all times the sole and exclusive owner of, or otherwise has and will have adequate rights in, the Collateral free and clear of any Liens, except for Permitted Liens as defined in the Note on any Collateral.  Except for the Permitted Liens described herein, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office except such as (i) may have been filed in favor of the Secured Party relating to this Agreement, and (ii) are described on Schedule 4(g) attached hereto.

(h)

The exercise by the Secured Party of any of its rights and remedies hereunder will not contravene any law or any contractual restriction binding on or otherwise affecting the Debtor or any of its properties and will not result in or require the creation of any Lien, upon or with respect to any of its properties.

(i)

No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body, is required for (i) the grant by the Debtor, or the perfection, of the security interest purported to be created hereby in the Collateral, or (ii) the exercise by the Secured Party of any of its rights and remedies hereunder, except (except (A) for the filing under the Uniform Commercial Code as in effect in the applicable jurisdiction of the financing statements described in Schedule V hereto (or a new Schedule V delivered by the Debtor to the Secured Party from time to time), all of which financing statements have been duly filed and are in full force and effect or will be duly filed and in full force and effect, (B) with respect to Deposit Accounts, and all cash and other property from time to time deposited therein, for the execution of a control agreement with the depository institution with which such account is maintained, as provided in Paragraph 5(i), (C) with respect to the perfection of the security interest created hereby in the United States Intellectual Property and Licenses, for the recording of the appropriate Assignment for Security, substantially in the form of Exhibit A hereto in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, (D) with respect to the perfection of the security interest created hereby in foreign Intellectual Property and Licenses, for registrations and filings in jurisdictions located outside of the United States and covering rights in such jurisdictions relating to such foreign Intellectual Property and Licenses, (E) with respect to the perfection of the security interest created hereby in Titled Collateral, for the submission of an appropriate application requesting that the Lien of the Secured Party be noted on the Certificate of Title or certificate of ownership, completed and authenticated by the Debtor, together with the Certificate of Title or certificate of ownership, with respect to such Titled Collateral, to the appropriate governmental authority, (F) with respect to the perfection of the security interest created hereby in any

Letter-of-Credit Rights, for the consent of the issuer of the applicable letter of credit to the assignment of proceeds as provided in the Uniform Commercial Code as in effect in the applicable jurisdiction, (G) with respect to any action that may be necessary to obtain control of Collateral constituting Deposit Accounts, Commodity Contracts, Electronic Chattel Paper, Investment Property or Letter-of-Credit Rights, the taking of such actions, and (H) the Secured Party having possession of all Documents, Chattel Paper, Instruments and cash constituting Collateral (subclauses (A), (B), (C), (D), (E), (F), G), and (H), each a “Perfection Requirement” and collectively, the “Perfection Requirements”).

(j)

This Agreement, subject to the Permitted Liens creates in favor of the Secured Party a legal, valid and enforceable security interest in the Collateral as security for the Obligations.  The Perfection Requirements result in the perfection of such security interests.  Such security interests are, or in the case of Collateral in which the Debtor obtains rights after the date hereof, will be, perfected, first priority security interests, subject only to Permitted Liens and the Perfection Requirements and the financing statements described in Schedule 4(g).  Such recordings and filings and all other action necessary to perfect and protect such security interest have been duly taken or will be taken pursuant to Paragraph 5(n), and, in the case of Collateral in which the Debtor obtains rights after the date hereof, will be duly taken, except for the Secured Party’s having possession of all Documents, Chattel Paper, Instruments and cash constituting Collateral after the date hereof and the other actions, filings and recordations described above, including the Perfection Requirements.

(k)

As of the date hereof, the Debtor does not hold any Commercial Tort Claims nor has knowledge of any pending Commercial Tort Claims, except for such Commercial Tort Claims described in Schedule 40k) attached hereto.

5.

Covenants as to the Collateral.  So long as any of the Obligations shall remain outstanding, unless the Secured Party shall otherwise consent in writing:

(a)

Further Assurances.  The Debtor will at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that the Secured Party may reasonably request in order to: (i) perfect and protect the security interest purported to be created hereby; (ii) enable the Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) otherwise effect the purposes of this Agreement, including, without limitation: (A) marking conspicuously all Chattel Paper and each License and, at the request of the Secured Party, each of its Records pertaining to the Collateral with a legend, in form and substance satisfactory to the Secured Party, indicating that such Chattel Paper, License or Collateral is subject to the security interest created hereby, (B) delivering and pledging to the Secured Party each Promissory Note, Security, Chattel Paper or other Instrument, now or hereafter owned by the Debtor, duly endorsed and accompanied by executed instruments of transfer or assignment, all in form and substance satisfactory to the Secured Party, (C) executing and filing (to the extent, if any, that the Debtor’s signature is required thereon) or authenticating the filing of, such financing or continuation statements, or amendments thereto, as may be necessary or that the Secured Party may reasonably request in order to perfect and preserve the security interest purported to be created hereby, (D) furnishing to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral in each case as the Secured Party may reasonably request, all in reasonable detail, (E) if any of the Collateral shall be in the possession of a third party, notifying such Person of the Secured Party’s security interest created hereby and obtaining a written acknowledgment from such Person that such Person holds possession of the Collateral for the benefit of the Secured Party, which such written acknowledgement shall be in form and substance reasonably satisfactory to the Secured Party, (F) if at any time after the date hereof, the Debtor acquires or holds any Commercial Tort Claim, promptly notifying the Secured Party in a writing signed by the Debtor setting forth a brief description of such Commercial Tort Claim and granting to the Secured Party a security interest therein and in the proceeds thereof, which writing shall incorporate the provisions hereof and shall be in form and substance satisfactory to the Secured Party, (G) upon the acquisition after the date hereof by the Debtor of any motor vehicle or other Equipment subject to a certificate of title or ownership (other than a Motor Vehicle or Equipment that is subject to a purchase money security interest), causing the Secured Party to be listed as the lienholder on such certificate of title or ownership and delivering evidence of the same to the Secured Party in accordance with Paragraph 5(j) hereof; and (H) taking all actions required by any earlier versions of the Uniform Commercial Code or by other law, as applicable, in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction.

(b)

Location of Equipment and Inventory.  The Debtor will keep the Equipment and Inventory (i) at the locations specified therefor on Schedule III hereto, or (ii) at such other locations set forth on Schedule III (or a new Schedule III delivered by the Debtor to Secured Party from time to time) and with respect to which the Secured Party has filed financing statements and otherwise fully perfected its Liens thereon, or (iii) at such other locations in the United States, provided that within 20 days following the relocation of Equipment or Inventory to such other location or the acquisition of Equipment or Inventory, the Debtor shall deliver to the Secured Party a new Schedule III indicating such new locations.

(c)

Condition of Equipment.  The Debtor will maintain or cause the Equipment (necessary or useful to its business) to be maintained and preserved in good condition, repair and working order, ordinary wear and tear excepted, and will forthwith, or in the case of any loss or damage to any Equipment of the Debtor within a commercially reasonable time after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable, consistent with past practice, or which the Secured Party may request to such end.  The Debtor will promptly furnish to the Secured Party a statement describing in reasonable detail any such loss or damage in excess of $10,000 per occurrence to any Equipment.

(d)

Taxes, Etc.  The Debtor agrees to pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with GAAP have been set aside for the payment thereof.

(e)

Insurance.

(i)

The Debtor will, at its own expense, maintain insurance (including, without limitation, commercial general liability and property insurance) with respect to the Equipment and Inventory in such amounts, against such risks, in such form and with responsible and reputable insurance companies or associations as is required by any governmental authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and in any event, in amount, adequacy and scope reasonably satisfactory to the Secured Party.  To the extent requested by the Secured Party at any time and from time to time, each such policy for liability insurance shall provide for all losses to be paid on behalf of the Secured Party and the Debtor as their respective interests may appear, and each policy for property damage insurance shall provide for all losses to be adjusted with, and paid directly to, the Secured Party.  To the extent requested by the Secured Party at any time and from time to time, each such policy shall in addition (A) name the Secured Party as an additional insured party thereunder (without any representation or warranty by or obligation upon the Secured Party) as their interests may appear, (B) contain an agreement by the insurer that any loss thereunder shall be payable to the Secured Party on its own account notwithstanding any action, inaction or breach of representation or warranty by the Debtor, (C) provide that there shall be no recourse against the Secured Party for payment of premiums or other amounts with respect thereto, and (D) provide that at least 30 days’ prior written notice of cancellation, lapse, expiration or other adverse change shall be given to the Secured Party by the insurer.  The Debtor will, if so requested by the Secured Party, deliver to the Secured Party original or duplicate policies of such insurance and, as often as the Secured Party may reasonably request, a report of a reputable insurance broker with respect to such insurance.  The Debtor will also, at the request of the Secured Party, execute and deliver instruments of assignment of such insurance policies and cause the respective insurers to acknowledge notice of such assignment.

(ii)

Reimbursement under any liability insurance maintained by the Debtor pursuant to this Paragraph 5(e) may be paid directly to the Person who shall have incurred liability covered by such insurance.  In the case of any loss involving damage to Equipment or Inventory, any proceeds of insurance maintained by the Debtor pursuant to this Paragraph 5(e) shall be paid to the Secured Party (except as to which paragraph (iii) of this Paragraph 5(e) is not applicable), the Debtor will make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by the Debtor pursuant to this Paragraph 5(e) shall be paid by the Secured Party to the Debtor as reimbursement for the costs of such repairs or replacements.

(iii)

All insurance payments in respect of such Equipment or Inventory shall be paid to the Secured Party and applied as specified in Paragraph 7(b) hereof.

(f)

Provisions Concerning the Accounts and the Licenses.

(i)

The Debtor will (A) give the Secured Party at least 30 days’ prior written notice of any change in the Debtor’s name, identity or organizational structure, (B) maintain its jurisdiction of incorporation, organization or formation as set forth in Schedule 1 hereto, (C) immediately notify the Secured Party upon obtaining an organizational identification number, if on the date hereof the Debtor did not have such identification number, and (D) keep adequate records concerning the Accounts and Chattel Paper and permit representatives of the Secured Party during normal business hours on reasonable notice to the Debtor, to inspect and make abstracts from such Records and Chattel Paper.

(ii)

The Debtor will, except as otherwise provided in this subparagraph (f), continue to collect, at its own expense, all amounts due or to become due under the Accounts.  In connection with such collections, the Debtor may (and, at the Secured Party’s direction, will) take such action as the Debtor or the Secured Party may deem necessary or advisable to enforce collection or performance of the Accounts; provided, however, that the Secured Party shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, to notify the account debtors or obligors under any Accounts of the assignment of such Accounts to the Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to the Debtor thereunder directly to the Secured Party or its designated agent and, upon such notification and at the expense of the Debtor and to the extent permitted by law, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Debtor might have done.  After receipt by the Debtor of a notice from the Secured Party that the Secured Party has notified, intends to notify, or has enforced or intends to enforce the Debtor’s rights against the account debtors or obligors under any Accounts as referred to in the proviso to the immediately preceding sentence, (A) all amounts and proceeds (including Instruments) received by the Debtor in respect of the Accounts shall be received in trust for the benefit of the Secured Party hereunder, shall be segregated from other funds of the Debtor and shall be forthwith paid over to the Secured Party in the same form as so received (with any necessary endorsement) to be applied as specified in Paragraph 7(b) hereof, and (B) the Debtor will not adjust, settle or compromise the amount or payment of any Account or release wholly or partly any account debtor or obligor thereof or allow any credit or discount thereon.  In addition, upon the occurrence and during the continuance of an Event of Default, the Secured Party may (in its sole and absolute discretion) direct any or all of the banks and financial institutions with which the Debtor either maintains a Deposit Account or a lockbox or deposits the proceeds of any Accounts to send immediately to the Secured Party by wire transfer (to such account as the Secured Party shall specify, or in such other manner as the Secured Party shall direct) all or a portion of such securities, cash, investments and other items held by such institution.  Any such securities, cash, investments and other items so received by the Secured Party shall be applied as specified in accordance with Paragraph 7(b) hereof.

(iii)

Upon the occurrence and during the continuance of any breach or default under any material License referred to in Schedule 1 attached hereto by any party thereto other than the Debtor, the Debtor party thereto will, promptly after obtaining knowledge thereof, give the Secured Party written notice of the nature and duration thereof, specifying what action, if any, it has taken and proposes to take with respect thereto and thereafter will take reasonable steps to protect and preserve its rights and remedies in respect of such breach or default, or will obtain or acquire an appropriate substitute License.

(iv)

The Debtor will, at its expense, promptly deliver to the Secured Party a copy of each notice or other communication received by it by which any other party to any material License referred to in Schedule 1 attached hereto purports to exercise any of its rights or affect any of its obligations thereunder, together with a copy of any reply by the Debtor thereto.

(v)

The Debtor will exercise promptly and diligently each and every right which it may have under each material License (other than any right of termination) and will duly perform and observe in all respects all of its obligations under each material License and will take all action reasonably necessary to maintain such Licenses in full force and effect.  The Debtor will not, without the prior written consent of the

Secured Party, cancel, terminate, amend or otherwise modify in any respect, or waive any provision of, any material License referred to in Schedule 1 attached hereto.

(g)

Transfers and Other Liens.

(i)

The Debtor will not sell, assign (by operation of law or otherwise), lease, license, exchange or otherwise transfer or dispose of any of the Collateral, except the Debtor may (A) sell or dispose of Inventory (including, without limitation, As-extracted Collateral) in the ordinary course of business, and (B) sell or dispose of assets the Debtor has determined, in good faith, not to be useful in the conduct of its business, and (C) sell or dispose of accounts in the course of collection in the ordinary course of business consistent with past practice.

(ii)

The Debtor will not create, suffer to exist or grant any Lien upon or with respect to any Collateral other than a Permitted Lien.

(h)

Intellectual Property.

(i)

If applicable, the Debtor shall, upon the Secured Party’s written request, duly execute and deliver the applicable Assignment for Security in the form attached hereto as Exhibit A.  The Debtor (either itself or through licensees) will, and will cause each licensee thereof to, take all action necessary to maintain all of the Intellectual Property in full force and effect, including, without limitation, using the proper statutory notices and markings and using the Trademarks on each applicable trademark class of goods in order to so maintain the Trademarks in full force and free from any claim of abandonment for non-use, and the Debtor will not (nor permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Intellectual Property may become invalidated; provided, however, that so long as no Event of Default has occurred and is continuing, the Debtor shall not have an obligation to use or to maintain any Intellectual Property (A) that relates solely to any product or work, that has been, or is in the process of being, discontinued, abandoned or terminated, (B) that is being replaced with Intellectual Property substantially similar to the Intellectual Property that may be abandoned or otherwise become invalid, so long as the failure to use or maintain such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such replacement Intellectual Property is subject to the Lien created by this Agreement, or (C) that is substantially the same as another Intellectual Property that is in full force, so long the failure to use or maintain such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such other Intellectual Property is subject to the Lien and security interest created by this Agreement.  The Debtor will cause to be taken all necessary steps in any proceeding before the United States Patent and Trademark Office and the United States Copyright Office or any similar office or agency in any other country or political subdivision thereof to maintain each registration of the Intellectual Property (other than the Intellectual Property described in the proviso to the immediately preceding sentence), including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and payment of maintenance fees, filing fees, taxes or other governmental fees.  If any Intellectual Property (other than Intellectual Property described in the proviso to the first sentence of subparagraph (i) of this subparagraph (h)) is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, the Debtor shall (x) upon learning of such infringement, misappropriation, dilution or other violation, promptly notify the Secured Party and (y) to the extent the Debtor shall deem appropriate under the circumstances, promptly sue for infringement, misappropriation, dilution or other violation, seek injunctive relief where appropriate and recover any and all damages for such infringement, misappropriation, dilution or other violation, or take such other actions as the Debtor shall deem appropriate under the circumstances to protect such Intellectual Property.  The Debtor shall furnish to the Secured Party from time to time upon its request statements and schedules further identifying and describing the Intellectual Property and Licenses and such other reports in connection with the Intellectual Property and Licenses as the Secured Party may reasonably request, all in reasonable detail and promptly upon request of the Secured Party, following receipt by the Secured Party of any such statements, schedules or reports, the Debtor shall modify this Agreement by amending Schedule 1 attached hereto, as the case may be, to include any Intellectual Property and License, as the case may be, which becomes part of the Collateral under this Agreement and shall execute and authenticate such documents and do such acts as shall be necessary or, in the reasonable judgment of the Secured Party, desirable to subject such Intellectual Property and Licenses to the Lien and security interest created by this Agreement.  Notwithstanding anything herein to the contrary, upon the occurrence and during the continuance of an Event of Default, the Debtor may not abandon or otherwise permit any Intellectual Property to become invalid without the prior written consent of the Secured Party, and if any Intellectual Property is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, the Debtor will take such action as the Secured Party shall deem appropriate under the circumstances to protect such Intellectual Property.

(ii)

In no event shall the Debtor, either itself or through any agent, employee, licensee or designee, file an application for the registration of any Trademark or Copyright or the issuance of any Patent with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, or in any similar office or agency of the United States or any country or any political subdivision thereof unless it gives the Secured Party prior written notice thereof.  Upon request of the Secured Party, the Debtor shall execute, authenticate and deliver any and all assignments, agreements, instruments, documents and papers as the Secured Party may reasonably request to evidence the Secured Party’s security interest hereunder in such Intellectual Property and the General Intangibles of the Debtor relating thereto or represented thereby, and the Debtor hereby appoints the Secured Party its attorney-in-fact to execute and/or authenticate and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed, and such power (being coupled with an interest) shall be irrevocable until the indefeasible payment in full in cash of all of the Obligations in full.

(i)

Deposit, Commodities and Securities Accounts.  Upon the Secured Party’s written request, the Debtor shall cause each bank and other financial institution with an account referred to in Schedule IV hereto to execute and deliver to the Secured Party a control agreement, in form and substance reasonably satisfactory to the Secured Party, duly executed by the Debtor and such bank or financial institution, or enter into other arrangements in form and substance satisfactory to the Secured Party, pursuant to which such institution shall irrevocably agree, inter alia, that (i) it will comply at any time with the instructions originated by the Secured Party to such bank or financial institution directing the disposition of cash, Commodity Contracts, securities, Investment Property and other items from time to time credited to such account, without further consent of the Debtor, which instructions the Secured Party will not give to such bank or other financial institution in the absence of a continuing Event of Default, (ii) all Commodity Contracts, securities, Investment Property and other items of the Debtor deposited with such institution shall be subject to a perfected, first priority security interest in favor of the Secured Party, (iii) any right of set off (other than recoupment of standard fees), banker’s Lien or other similar Lien, security interest or encumbrance shall be fully waived as against the Secured Party, and (iv) upon receipt of written notice from the Secured Party during the continuance of an Event of Default, such bank or financial institution shall immediately send to the Secured Party by wire transfer (to such account as the Secured Party shall specify, or in such other manner as the Secured Party shall direct) all such cash, the value of any Commodity Contracts, securities, Investment Property and other items held by it.  Without the prior written consent of the Secured Party, the Debtor shall not make or maintain any Deposit Account, Commodity Account or Securities Account except for the accounts set forth in Schedule IV attached hereto.  The provisions of this Paragraph 5(i) shall not apply to (i) Deposit Accounts for which the Secured Party is the depositary, and (ii) Deposit Accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of the Debtor’s salaried or hourly employees.

(j)

Motor Vehicles.  To the extent that there are no Permitted Liens thereon:

(i)

Upon the Secured Party’s written request, the Debtor shall deliver to the Secured Party originals of the certificates of title or ownership for all motor vehicles with a value in excess of $50,000, owned by it with the Secured Party listed as lienholder, for the benefit of the Secured Party.

(ii)

The Debtor hereby appoints the Secured Party as its attorney-in-fact, effective the date hereof and terminating upon the termination of this Agreement, for the purpose of (A) executing on behalf of the Debtor title or ownership applications for filing with appropriate state agencies to enable motor vehicles now owned or hereafter acquired by the Debtor to be retitled and the Secured Party listed as lienholder thereof, (B) filing such applications with such state agencies, and (C) executing such other documents and instruments on behalf of, and taking such other action in the name of, the Debtor as the Secured Party may deem necessary or advisable to accomplish the purposes hereof (including, without limitation, for the purpose of creating in favor of the Secured Party a perfected Lien on the motor vehicles and exercising the rights and remedies of the Secured Party hereunder).  This appointment as attorney-in-fact is coupled with an interest and is irrevocable until all of the Obligations are indefeasibly paid in full in cash.

(iii)

Any certificates of title or ownership delivered pursuant to the terms hereof shall be accompanied by odometer statements for each motor vehicle covered thereby.

(iv)

So long as no Event of Default shall have occurred and be continuing, upon the request of the Debtor, the Secured Party shall execute and deliver to the Debtor such instruments as the Debtor shall reasonably request to remove the notation of the Secured Party as lienholder on any certificate of title for any motor vehicle; provided, however, that any such instruments shall be delivered, and the release effective, only upon receipt by the Secured Party of a certificate from the Debtor stating that such motor vehicle is to be sold or has suffered a casualty loss (with title thereto in such case passing to the casualty insurance company therefor in settlement of the claim for such loss) and the amount that the Debtor will receive as sale proceeds or insurance proceeds.  Any proceeds of such sale or casualty loss shall be paid to the Secured Party hereunder immediately upon receipt, to be applied to the Obligations then outstanding.

(k)

Control.  The Debtor hereby agrees to take any or all action that may be necessary, desirable or that the Secured Party may reasonably request in order for the Secured Party to obtain control in accordance with Sections 9-105 – 9-107 of the Code with respect to the following Collateral: (i) Electronic Chattel Paper, (ii) Investment Property, and (iii) Letter-of-Credit Rights.

(l)

Inspection and Reporting.  The Debtor shall permit the Secured Party, or any agent or representatives thereof or such professionals or other Persons as the Secured Party may designate, during normal business hours, after reasonable notice in the absence of an Event of Default and not more than once a year in the absence of an Event of Default, (i) to examine and make copies of and abstracts from the Debtor’s records and books of account, (ii) to visit and inspect its properties, (iii) to verify materials, leases, Instruments, Accounts, Inventory and other assets of the Debtor from time to time, and (iv) to conduct audits, physical counts, appraisals and/or valuations, examinations at the locations of the Debtor.  The Debtor shall also permit the Secured Party, or any agent or representatives thereof or such professionals or other Persons as the Secured Party may designate to discuss the Debtor’s affairs, finances and accounts with any of its directors, officers, managerial employees, independent accountants or any of its other representatives.

(m)

Future Subsidiaries.  If the Debtor shall hereafter create or acquire any Subsidiary, simultaneously with the creation or acquisition of such Subsidiary, the Debtor shall (i) cause such Subsidiary to become a party to this Agreement as an additional “Debtor” hereunder, (ii) the Debtor shall deliver to Secured Party revised Schedules to this Agreement, as appropriate, (iii) shall duly execute and deliver a guaranty of the Obligations in favor of the Secured Party in form and substance reasonably acceptable to the Secured Party, and (iv) shall duly execute and/or deliver such opinions of counsel and other documents, in form and substance reasonably acceptable to the Secured Party, as the Secured Party shall reasonably request with respect thereto, provided that the Debtor that acquires a subsidiary on or within two days after the Issuance Date shall have 10 Business Days in which to satisfy the requirements of this Paragraph 5(m).

(n)

Fixture Filings.  Within 10 Business Days after the Issuance Date, the Debtor shall cause financing statements to be filed in the appropriate county clerk’s offices in order to perfect the security interest of the Secured Party in and to all Fixtures and As-extracted Collateral constituting Collateral on the Issuance Date or within two Business Days after the Issuance Date.

6.

Additional Provisions Concerning the Collateral.

(a)

The Debtor hereby (i) authorizes the Secured Party to file one or more Uniform Commercial Code financing or continuation statements, and amendments thereto, relating to the Collateral and (ii) ratifies such authorization to the extent that the Secured Party has filed any such financing or continuation statements, or amendments thereto, prior to the date hereof.  A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

(b)

The Debtor hereby irrevocably appoints the Secured Party as its attorney-in-fact and proxy, with full authority in the place and stead of the Debtor and in the name of the Debtor or otherwise, from time to time in the Secured Party’s discretion, so long as an Event of Default shall have occurred and is continuing, to take any action and to execute any instrument which the Secured Party may reasonably deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Debtor under Paragraph 5 hereof), including, without limitation, (i) to obtain and adjust insurance required to be paid to the Secured Party pursuant to Paragraph 5(e) hereof, (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (iii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or (ii) above, (iv) to file any claims or take any action or institute any proceedings which the Secured Party may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of the Secured Party and the Secured Party with respect to any Collateral, and (v) to execute assignments, licenses and other documents to enforce the rights of the Secured Party and the Secured Party with respect to any Collateral.  This power is coupled with an interest and is irrevocable until all of the Obligations are indefeasibly paid in full in cash.

(c)

    For the purpose of enabling the Secured Party to exercise rights and remedies hereunder, at such time as the Secured Party shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, the Debtor hereby grants to the Secured Party, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Debtor) to use, assign, license or sublicense any Intellectual Property now owned or hereafter acquired by the Debtor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.  Notwithstanding anything contained herein to the contrary, but subject to the provisions of the Note that limit the right of the Debtor to dispose of its property, and Paragraph 5(g) and Paragraph 5(h) hereof, so long as no Event of Default shall have occurred and be continuing, the Debtor may exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of its business.  In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing, the Secured Party shall from time to time, upon the request of the Debtor, execute and deliver any instruments, certificates or other documents, in the form so requested, which the Debtor shall have certified are appropriate (in the Debtor’s judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to this subparagraph (c) as to any Intellectual Property).  Further, upon the indefeasible payment in full in cash of all of the Obligations, the Secured Party (subject to Paragraph 10(e) hereof) shall release and reassign to the Debtor all of the Secured Party’s right, title and interest in and to the Intellectual Property, and the Licenses, all without recourse, representation or warranty whatsoever.  The exercise of rights and remedies hereunder by the Secured Party shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by the Debtor in accordance with the second sentence of this subparagraph (c).  The Debtor hereby releases the Secured Party from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Secured Party under the powers of attorney granted herein other than actions taken or omitted to be taken through the Secured Party’s gross negligence or willful misconduct, as determined by a final determination of a court of competent jurisdiction.

(d)

    If the Debtor fails to perform any agreement or obligation contained herein, the Secured Party may itself perform, or cause performance of, such agreement or obligation, in the name of the Debtor or the Secured Party, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Debtor pursuant to Paragraph 8 hereof and shall be secured by the Collateral.

(e)

    The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

(f)

    Anything herein to the contrary notwithstanding (i) the Debtor shall remain liable under the Licenses and otherwise with respect to any of the Collateral to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Secured Party of any of its rights hereunder shall not release the Debtor from any of its obligations under the Licenses or otherwise in respect of the Collateral, and (iii) the Secured Party shall not have any obligation or liability by reason of this Agreement under the Licenses or with respect to any of the other Collateral, nor shall the

Secured Party be obligated to perform any of the obligations or duties of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

7.

Remedies Upon Event of Default.  If any Event of Default shall have occurred and be continuing, subject to the Permitted Liens:

(a)

The Secured Party may exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code (whether or not the Code applies to the affected Collateral), and also may (i) take absolute control of the Collateral, including, without limitation, transfer into the Secured Party’s name or into the name of its nominee or nominees (to the extent the Secured Party has not theretofore done so) and thereafter receive, for the benefit of the Secured Party, all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof, (ii) require the Debtor to, and the Debtor hereby agrees that it will at its expense and upon request of the Secured Party forthwith, assemble all or part of its respective Collateral as directed by the Secured Party and make it available to the Secured Party at a place or places to be designated by the Secured Party that is reasonably convenient to both parties, and the Secured Party may enter into and occupy any premises owned or leased by the Debtor where the Collateral or any part thereof is located or assembled for a reasonable period in order to effectuate the Secured Party’s rights and remedies hereunder or under law, without obligation to the Debtor in respect of such occupation, and (iii) without notice except as specified below and without any obligation to prepare or process the Collateral for sale, (A) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable and/or (B) lease, license or dispose of the Collateral or any part thereof upon such terms as the Secured Party may deem commercially reasonable.  The Debtor agrees that, to the extent notice of sale or any other disposition of its respective Collateral shall be required by law, at least 10 days’ notice to the Debtor of the time and place of any public sale or the time after which any private sale or other disposition of its respective Collateral is to be made shall constitute reasonable notification.  The Secured Party shall not be obligated to make any sale or other disposition of any Collateral regardless of notice of sale having been given.  The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  The Debtor hereby waives any claims against the Secured Party and the Secured Party arising by reason of the fact that the price at which its respective Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree, and waives all rights that the Debtor may have to require that all or any part of such Collateral be marshaled upon any sale (public or private) thereof.  The Debtor hereby acknowledges that (1) any such sale of its respective Collateral by the Secured Party shall be made without warranty, (2) the Secured Party may specifically disclaim any warranties of title, possession, quiet enjoyment or the like, and (3) such actions set forth in clauses (1) and (2) above shall not adversely affect the commercial reasonableness of any such sale of Collateral.  In addition to the foregoing, (A) upon written notice to the Debtor from the Secured Party after and during the continuance of an Event of Default, the Debtor shall cease any use of the Intellectual Property or any trademark, patent or copyright similar thereto for any purpose described in such notice; (B) the Secured Party may, at any time and from time to time after and during the continuance of an Event of Default, upon 10 days’ prior notice to the Debtor, license, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of the Intellectual Property, throughout the universe for such term or terms, on such conditions, and in such manner, as the Secured Party shall in its sole discretion determine; and (C) the Secured Party may, at any time, pursuant to the authority granted in Paragraph 6 hereof (such authority being effective upon the occurrence and during the continuance of an Event of Default), execute and deliver on behalf of the Debtor, one or more instruments of assignment of the Intellectual Property (or any application or registration thereof), in form suitable for filing, recording or registration in any country.

(b)

Any cash held by the Secured Party as Collateral and all Cash Proceeds received by the Secured Party in respect of any sale of or collection from, or other realization upon, all or any part of the Collateral shall be applied (after payment of any amounts payable to the Secured Party pursuant to Paragraph 8 hereof) by the Secured Party against, all or any part of the Obligations in such order as the Secured Party shall elect, consistent with the provisions of the Securities Purchase Agreement.  Any surplus of such cash or Cash Proceeds held by the Secured Party and remaining after the indefeasible payment in full in cash of all of the Obligations shall be paid over to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

(c)

In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Secured Party and the Secured Party are legally entitled, the Debtor shall be liable for the deficiency, together with interest thereon at the highest rate specified in the Note for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses and other client charges of any attorneys employed by the Secured Party to collect such deficiency.

(d)

The Debtor hereby acknowledges that if the Secured Party complies with any applicable state, provincial or federal law requirements in connection with a disposition of the Collateral, such compliance will not adversely affect the commercial reasonableness of any sale or other disposition of the Collateral.

(e)

The Secured Party shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the Secured Party’s rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising.  To the extent that the Debtor lawfully may agree, the Debtor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Secured Party’s rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Debtor hereby irrevocably waives the benefits of all such laws.

8.

Indemnity and Expenses.

(a)

The Debtor agrees, jointly and severally, to defend, protect, indemnify and hold the Secured Party and each of the Secured Party, jointly and severally, harmless from and against any and all claims, damages, losses, liabilities, obligations, penalties, fees, costs and expenses (including, without limitation, reasonable legal fees, costs, expenses, and disbursements of such Person’s counsel) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent resulting from such Person’s gross negligence or willful misconduct, as determined by a final judgment of a court of competent jurisdiction.

(b)

The Debtor agrees, jointly and severally, to pay to the Secured Party upon demand the amount of any and all costs and expenses, including the reasonable fees, costs, expenses and disbursements of counsel for the Secured Party and of any experts and agents (including, without limitation, any collateral trustee which may act as agent of the Secured Party), which the Secured Party may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder, or (iv) the failure by the Debtor to perform or observe any of the provisions hereof.

9.

Notices.  All notices, requests and other communications hereunder shall be in writing and shall be deemed to have been duly given at the time of receipt if delivered by hand or communicated by electronic transmission, or, if mailed, three days after deposit in the United States mail, registered or certified, return receipt requested, with postage prepaid and addressed to the party to receive same, if to the Debtor, addressed to Mr. Douglas B. Thomas at 375 N. Stephanie Street, Suite 1411, Henderson, Nevada 89014, telephone (702) 990-0884 and email info@rvti.com; and if to the Secured Party, addressed to Mr. David Craven at World Trade Center 10, Route De L’aeroport, CH 1215 Geneva 15, and telephone 011 41 22 799 0800; provided, however, that if any party shall have designated a different address by notice to the other parties given as provided above, then any subsequent notice shall be addressed to such party at the last address so designated.

10.

Miscellaneous.

(a)

No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Debtor and the Secured Party, and no waiver of any provision of this Agreement, and no consent to any departure by the Debtor therefrom, shall be effective unless it is in writing and signed by the Debtor and the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b)

No failure on the part of the Secured Party to exercise, and no delay in exercising, any right hereunder or under the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.  The rights and remedies of the Secured Party provided herein and in the Note are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.  The rights of the Secured Party hereunder or under the Note against any party thereto are not conditional or contingent on any attempt by such Person to exercise any of its rights hereunder or under the Note against such party or against any other Person, including but not limited to, the Debtor.

(c)

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(d)

This Agreement, subject to the Permitted Liens, shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the indefeasible payment in full in cash of the Obligations, and (ii) be binding on the Debtor and all other Persons who become bound as debtor to this Agreement in accordance with Section 9-203(d) of the Code and shall inure, together with all rights and remedies of the Secured Party and the Secured Party hereunder, to the benefit of the Secured Party and the Secured Party and their respective permitted successors, transferees and assigns.  Without limiting the generality of clause (ii) of the immediately preceding sentence, without notice to the Debtor, the Secured Party and the Secured Party may assign or otherwise transfer its rights and obligations under this Agreement and the Note, to any other Person and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Secured Party herein or otherwise.  Upon any such assignment or transfer, all references in this Agreement to the Secured Party shall mean the assignee of the Secured Party.  None of the rights or obligations of the Debtor hereunder may be assigned or otherwise transferred without the prior written consent of the Secured Party, and any such assignment or transfer without the consent of the Secured Party shall be null and void.

(e)

Upon the indefeasible payment in full in cash of the Obligations, (i) this Agreement and the security interests created hereby shall terminate and all rights to the Collateral shall revert to the Debtor, and (ii) the Secured Party will, upon the Debtor’s request and at the Debtor’s expense, (A) return to the Debtor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof, and (B) execute and deliver to the Debtor such documents as the Debtor shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

(f)

This Agreement shall be governed by, construed and interpreted in accordance with the laws of the state of Nevada, except as required by mandatory provisions of law and except to the extent that the validity and perfection or the perfection and the effect of perfection or non-perfection of the security interest created hereby, or remedies hereunder, in respect of any particular collateral are governed by the law of a jurisdiction other than the state of Nevada.

(g)

This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to any conflicts of laws provisions thereof.  Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court located in Clark County, Nevada, as well as of the courts of the State of Nevada in Henderson County, Nevada over any suit, action or proceeding arising out of or relating to this Agreement.  Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

(h)

The Debtor waives any right it may have to trial by jury in respect of any litigation based on, arising out of, under or in connection with this agreement or any of the other transaction documents, or any course of conduct, course of dealing, oral or written statement or other action of the parties hereto.

(i)

The Debtor irrevocably consents to the service of process of any of the aforesaid courts in any such action, suit or proceeding by the mailing of copies thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Debtor at its address provided herein, such service to become effective 10 days after such mailing .

(j)

Nothing contained herein shall affect the right of the Secured Party to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against the Debtor or any property of the Debtor in any other jurisdiction.

(k)

The Debtor irrevocably and unconditionally waives any right it may have to claim or recover in any legal action, suit or proceeding referred to in this Paragraph any special, exemplary, punitive or consequential damages.

(l)

Paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(m)

This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together constitute one in the same Agreement.

(n)

In the event of any conflict between the terms of this Agreement or the Note, the terms of the Note shall control.

N WITNESS WHEREOF, the Debtor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

RIVAL TECHNOLOGIES, INC.

By /s/ Douglas B. Thomas

Douglas B. Thomas, Chief Executive Officer

LISTS OF SCHEDULES AND EXHIBITS

Schedule 4(g)

Legal Names; Organizational Identification Numbers; States or Jurisdiction of Organization

SCHEDULE II - INTELLECTUAL PROPERTY

SCHEDULE III - LOCATIONS

SCHEDULE IV - PROMISSORY NOTES, SECURITIES, DEPOSIT ACCOUNTS, SECURITIES ACCOUNTS AND COMMODITIES ACCOUNTS

SCHEDULE V - FINANCING STATEMENTS

SCHEDULE VI - COMMERCIAL TORT CLAIMS

EXHIBIT A - ASSIGNMENT FOR SECURITY

Schedule 4(g) - Effective Financing Statement